J.P. MORGAN INCOME FUNDS

JPMorgan Income Fund

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated March 29, 2017

to the Prospectuses and Summary Prospectuses

dated July 1, 2016, as supplemented

Effective immediately, the portfolio manager information for JPMorgan Income Fund (the “Fund”) in the section titled “Management” in the Fund’s “Risk/Return Summary” is hereby deleted in its entirety and replaced with the following:

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
J. Andrew Norelli	2014	Managing Director
Andrew Headley	2017	Managing Director

In addition, the paragraph in the section titled “The Fund’s Management and Administration — The Portfolio Managers — Income Fund” is hereby deleted in its entirety and replaced by the following:

Income Fund

The portfolio managers who are primarily responsible for the day-to-day management of the Fund are J. Andrew Norelli, Managing Director, and Andrew Headley, Managing Director and CFA charterholder. Mr. Norelli has managed the Fund since its inception and Mr. Headley joined the PM team in March 2017. As part of that responsibility, the portfolio managers establish and monitor the overall duration, yield curve, and sector allocation strategies for the Fund. Mr. Norelli is a portfolio manager within the U.S. Macro Driven investment team, where he focuses on multi-asset class portfolios, asset allocation, macroeconomic strategy, and global market dynamics. Prior to joining JPMIM in 2012, Mr. Norelli spent over 11 years at Morgan Stanley in fixed income, most recently serving four years as co-head of the firm’s emerging markets credit trading business. Mr. Headley is the Head of Mortgages on the Macro Driven investment team for the Global Fixed Income, Currency & Commodities (GFICC) group. An employee of JPMIM since 2005, Mr. Headley is responsible for overseeing the agency and non-agency mortgage-backed securities, commercial mortgage-backed securities and commercial mortgage loan investment teams and also responsible for managing mortgage portfolios as well as developing and implementing mortgage strategies for multi-sector portfolios. The portfolio managers are assisted by multiple sector and research teams who help formulate duration and allocation recommendations and support the strategies of the Fund within the parameters established by the portfolio managers.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUSES FOR FUTURE REFERENCE

SUP-INC-317